SECURITIES AND EXCHANGE COMMISSION
                       Washington, D.C. 20549

                              FORM 8-K

                           CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE
                            ACT OF 1934

  Date of Report (Date of earliest event reported): April 21, 2003

                         AEROCENTURY CORP.
      (Exact name of Registrant as specified in its charter)

  DELAWARE                                          94-3263974
 (State or other jurisdiction of                (I.R.S. Employer
 incorporation or organization)                 Identification No.)


                  1440 Chapin Avenue, Suite 310
                       Burlingame, CA 94010
       (Address of principal executive offices) (Zip Code)

                           650-340-1888
       (Registrant's telephone number including area code)

                          Not applicable
  (Former name and former address. if changed since last report)


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Item 12 of Form 8-K  Language  (pursuant  to interim SEC guidance in Release No.
33-8216):

Item 9. Regulation FD Disclosure (the following discussion is furnished under "Item 12. Results of Operations and Financial Condition")

In accordance with SEC Release No. 33-8216, the following information, required to be furnished under "Item 12. Results of Operations and Financial Condition," is furnished under "Item 9. Regulation FD Disclosure."

On April 21, 2003, AeroCentury Corp. (the "Company") announced via press release the Company's preliminary results for its first quarter ended March 31, 2003. A copy of the Company's press release is attached hereto as Exhibit 99.1. This Form 8-K and the attached exhibit are provided under Item 12 of Form 8-K and are furnished to, but not filed with, the Securities and Exchange Commission.

 Exhibits

 Exhibit 99.1           4/21/2003 First Quarter Earnings Press Release

 SIGNATURES

 Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

 Date: April 21, 2003

 AEROCENTURY CORP.

 By: /s/ Neal D. Crispin

 Neal D. Crispin,
 Chairman of the Board and President


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